Exhibit 10.3

FIRST AMENDMENT TO

CREDIT AGREEMENT DATED FEBRUARY 27, 2007

AMONG

THE FRESH MARKET, INC.,

BANK OF AMERICA, N.A.,

AND THE OTHER LENDERS PARTY THERETO

This First Amendment (the “Amendment”) is entered into as of October 23, 2007 among The Fresh Market, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Required Lenders under the Credit Agreement dated February 27, 2007 (the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings given them in the Credit Agreement.

WHEREAS, Borrower has requested that it be allowed to execute surety bonds from time to time and to execute indemnities as required by its sureties in connection with such bonds; and

WHEREAS, the parties have agreed to modify the Credit Agreement on the terms set forth below:

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows.

1. A new Section 7.01(j) shall be added to the Credit Agreement as follows:

(j) Liens contained within agreements executed by Borrower to indemnify sureties in consideration for surety bonds; provided that such Liens do not at any time encumber property other than (a) the proceeds of any insurance policy affording coverage for all or part of any bonded obligations; (b) the contracts or the obligations that are the subject of the bonds, or that grow in any manner out of the bonds, including without limitation all proceeds thereof; and (c) any other present or future property with respect to which a commercial surety reasonably requests a Lien in connection with a surety bond; provided that the book value of those assets supporting that Lien does not exceed Four Million Dollars ($4,000,000.00) provided further, that such indemnity agreements do not relate to surety bonds or similar instruments totaling, in the aggregate, in excess of Two Million Dollars ($2,000,000.00) in principal amount at any time outstanding.

2. A new Section 7.03(g) shall be added to the Credit Agreement as follows:

(g) direct or contingent obligations under surety bonds or similar instruments not exceeding, in the aggregate, Two Million Dollars ($2,000,000.00) in principal amount at any time outstanding.

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3. Except as specifically provided herein, the Credit Agreement remains in full force and effect as originally executed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE FRESH MARKET, INC.

By:	/s/ Michael Barry
Name:	Michael Barry
Title:	EVP/CFO

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:
Name:
Title:

By:
Name:
Title:

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BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ J. Thomas Johnson, Jr.
Name:	J. Thomas Johnson, Jr.
Title:	Senior Vice President

RBC CENTURA BANK, N.A.

By:	/s/ George L. Bachman
Name:	George L. Bachman
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Jennifer L. Cudd
Name:	Jennifer L. Cudd
Title:	Senior Vice President

FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Stewart deC. Holmes
Name:	Stewart deC. Holmes
Title:	SVP

REGIONS BANK

By:	/s/ J. REID MARKS, JR.
Name:	J. REID MARKS, JR.
Title:	MARKET PRESIDENT